Loss per share	12 Months Ended
Dec. 31, 2011
Loss per share [Abstract]
Loss per share

3. Loss per share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the three years ended December 31, 2009, 2010 and 2011. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock or conversion of notes into shares of the Company’s common stock that could increase the number of shares outstanding and lower the earnings per share of the Company’s common stock. This calculation is not done for years in which a net loss was incurred as this would be antidilutive. The information related to basic and diluted earnings per share is as follows:

	2009	2010	2011
Numerator:
Net Loss	$(22,649)	$(46,639)	$(13,459)
Denominator:
Weighted average shares outstanding — Basic and diluted	5,100,465	20,796,789	20,994,015
Loss per share — Basic and diluted (In US$)	$(4.44)	$(2.24)	$(0.64)

As of December 31, 2011, there were a total of 1,019,333 stock options and 13,607,441 warrants that would have been included in the computation of diluted earnings per share that could potentially dilute basic earnings per share in the future.